UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2008

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)
Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 9, 2008, Apollo Gold Corporation (“the Company”) issued a press release announcing the pricing of its unit offering which is further described in the Company’s Form 8-K filed July 10, 2008 and prospectus supplement filed July 23, 2008.

The Company expects to deliver units to purchasers on or about July 24, 2008. At the closing of the offering, the Company expects to deliver approximately 40,806,500 units to purchasers for gross proceeds of Cdn$20,215,750 and US$185,625.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2008
APOLLO GOLD CORPORATION

	By:	/s/ Melvyn Williams
Melvyn Williams Chief Financial Officer and Senior Vice President - Finance and Corporate Development